                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------



                                    FORM 8-K




                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): April 12, 2000
                                                         -----------------


                           Commission File No. 1-10677



                          INTEGRATED ORTHOPAEDICS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                      TEXAS                                                    76-0203483
     ---------------------------------------                    ---------------------------------------
         (State or other jurisdiction of                        (I.R.S. Employer Identification Number)
          incorporation or organization)


                5858 Westheimer, Suite 500, Houston, Texas 77057
                ------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (713) 225-5464
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective March 31, 2000 Integrated Orthopaedics, Inc., ("IOI" or the "Company") and IOI Management Services of Pennsylvania ("IOI of Pennsylvania"), a wholly-owned subsidiary of IOI, entered into an agreement to terminate the Management Services Agreement between IOI of Pennsylvania and Lancaster Orthopaedic Group, P.C. ("LOG"). In conjunction with the transaction, IOI of Pennsylvania sold all of its assets to LOG. The transaction was completed on April 12, 2000. The transaction value of $4,210,000 is comprised of cash and the assumption by LOG of certain liabilities.

         As previously reported, the Company and IOI Management Services of Colorado ("IOI of Colorado"), a wholly owned subsidiary of IOI, entered into an agreement to terminate the Management Services Agreement between IOI of Colorado and Front Range Orthopedic Center, P.C. ("FROC"). In conjunction with the transaction, IOI of Colorado sold all of its assets to FROC and FROC, P.C. The transaction was completed on January 27, 2000. The transaction value of $2,087,000 is comprised of cash, secured promissory notes and the assumption by FROC, P.C. of certain liabilities.

         In January 1999, the Company and IOI Management Services of Connecticut ("IOI of Connecticut"), a wholly owned subsidiary of IOI, filed a lawsuit against its Connecticut practice, Merritt Orthopaedics Associates, P.C. The lawsuit sought to enforce certain repurchase obligations under the related Management Services Agreement as a result of the practice failing to satisfy certain of its obligations thereunder. In March 2000, a settlement of $750,000 was reached between the Company and the practice. The settlement is comprised of cash and promissory notes.

ITEM 7.        PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Unaudited Pro Forma Financial Information (attached following the signature page):

               Unaudited Pro Forma Condensed Combining Statement of Operations
                     For the year ended December 31, 1999

               Unaudited Pro Forma Condensed Combining Balance Sheet -
                     December 31, 1999

               Notes to the Unaudited Pro Forma Condensed Combining Financial
                     Statements

(c)      Exhibits

         10.22(1) Asset Purchase Agreement dated April 12, 2000, by and between
                  IOI Management Services of Pennsylvania, Inc. and Lancaster Orthopedic Group, P.C.

         10.23(1) Agreement to terminate the Management Agreement dated
                  April 12, 2000 by and between IOI Management Services of Pennsylvania, Inc. and Lancaster Orthopedic Group, PC.

         (1)Incorporated by reference to the Company's Annual Report on Form 10-KSB dated April 14, 2000 (under the exhibit number indicated).

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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTEGRATED ORTHOPAEDICS, INC.



                                           By:  /s/    Laurie Hill Gutierrez
                                              ----------------------------------
                                                 Laurie Hill Gutierrez
                                                 Chief Financial Officer
                                                 Senior Vice President



Dated: April 27, 2000

                          INTEGRATED ORTHOPAEDICS, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS



The following unaudited pro forma condensed financial statements have been prepared based on historical financial statements of the Company after giving effect to the transaction and the adjustments outlined in the accompanying notes. The Unaudited Pro Forma Condensed Combining Balance Sheet as of December 31, 1999 gives effect to the transactions as if they had occurred on December 31, 1999. The Unaudited Pro Forma Condensed Combining Statement of Operations for the year ended December 31, 1999 gives effect to the transactions as if they had occurred on January 1, 1999.

Effective March 31, 2000, Integrated Orthopaedics, Inc., ("IOI" or the "Company") and IOI Management Services of Pennsylvania ("IOI of Pennsylvania"), a wholly-owned subsidiary of IOI, entered into an agreement to terminate the Management Services Agreement between IOI of Pennsylvania and Lancaster Orthopedic Group, P.C. ("LOG"). In conjunction with the transaction, IOI of Pennsylvania sold all of its assets to LOG. The transaction was completed on April 12, 2000.

The transaction value of $4,210,000 is comprised of cash and the assumption by LOG of certain liabilities.

As previously reported, the Company and IOI Management Services of Colorado ("IOI of Colorado"), a wholly owned subsidiary of IOI, entered into an agreement to terminate the Management Services Agreement between IOI of Colorado and Front Range Orthopedic Center, P.C. ("FROC"). In conjunction with the transaction, IOI of Colorado sold all of its assets to FROC and FROC, P.C. The transaction was completed on January 27, 2000. At December 31, 1999 the related net assets are reflected as assets to be disposed of on the consolidated balance sheets included in the Company's Annual Report on Form 10-KSB. The transaction value of $2,087,000 is comprised of cash, secured promissory notes and the assumption by FROC, P.C. of certain liabilities.

In January 1999, the Company and IOI Management Services of Connecticut ("IOI of Connecticut"), a wholly owned subsidiary of IOI, filed a lawsuit against its Connecticut practice, Merritt Orthopaedics Associates, P.C. ("Merritt"). The lawsuit sought to enforce certain repurchase obligations under the related Management Services Agreement as a result of the practice failing to satisfy certain of its obligations thereunder. In March 2000, a settlement of $750,000 was reached between the Company and the practice. The settlement is comprised of cash and promissory notes. At December 31, 1999 the related net assets are reflected as assets to be disposed of on the consolidated balance sheets included in the Company's Annual Report on Form 10-KSB.

These Unaudited Pro Forma Condensed Combining Financial Statements do not purport to present the financial position or results of operations of the Company had the above transactions occurred on the dates specified, nor are they necessarily indicative of results of operations that may be expected in the future. The Unaudited Pro Forma Condensed Combining Financial Statements are qualified in their entirety by reference to, and should be read in conjunction with, the Company's audited consolidated financial statements for the year ended December 31, 1999, included in the Company's Annual Report on Form 10-KSB.

                INTEGRATED ORTHOPAEDICS, INC. UNAUDITED PRO FORMA
                   CONDENSED COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                               INTEGRATED    PRO FORMA             PRO FORMA
                                              ORTHOPAEDICS,  ADJUSTMENTS   REF.    INTEGRATED
                                                 INC.(1)                   #      ORTHOPAEDICS,
                                                                                      INC.
                                              -------------  -----------   ----  --------------
Revenues                                        $  11,745    $   (7,163)       2   $    4,582
Costs and expenses:
     Practice compensation and benefits             4,296        (2,492)       2        1,804
     Other direct costs                             4,291        (2,244)       2        2,047
     General and administrative                     4,883                               4,883
     Depreciation and amortization                  1,754        (1,179)     2,3          575
     Impairment charges                             4,678        (4,678)      17
     Special charges                                  871                                 871
                                                ----------   ----------            ----------
                                                   20,773       (10,593)               10,180
                                                ----------   ----------            ----------
Loss From Operations                               (9,028)       (3,430)               (5,598)
Interest income                                       202            98        4          300
Interest expense                                     (432)          (45)       5         (477)
                                                ----------   ----------            ----------
Loss Before Income Tax Provision                   (9,258)       (3,483)               (5,775)
Income Tax Provision                                 (637)          515        6         (122)
                                                ----------   ----------            ----------
Net loss before extraordinary items             $  (9,895)       (3,998)           $   (5,897)
                                                ==========   ==========            ==========
Loss applicable to common shares                $ (12,669)   $   (3,998)           $   (8,671)
                                                ==========   ==========            ==========
Loss per common share:
       Basic and diluted                        $   (1.95)   $    (0.62)           $    (1.33)
                                                ==========   ==========            ==========
Weighted average common
     shares outstanding                             6,496         6,496                 6,496




   See notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                INTEGRATED ORTHOPAEDICS, INC. UNAUDITED PRO FORMA
                        CONDENSED COMBINING BALANCE SHEET
                        DECEMBER 31, 1999 (IN THOUSANDS)

                                                            INTEGRATED          PRO FORMA                 PRO FORMA
                                                            ORTHOPAEDICS,       ADJUSTMENTS     REF.      INTEGRATED
                                                            INC. (1)            INCREASE/       #         ORTHOPAEDICS,
                                                                                (DECREASE)                INC.
                                                            -------------       -----------     ----      -------------
ASSETS
Current Assets:
     Cash and cash equivalents                                $    1,889       $   4,755          7           $6,644
     Accounts receivable                                           2,101          (1,263)         9              838
     Other current assets                                            751            (104)         8              647
     Assets to be disposed of                                      1,529          (1,529)        16
     Notes receivable                                                                729         14              729
                                                              ----------       ---------                     -------
          Total Current Assets                                     6,270           2,588                       8,858
Property and Equipment (including capital leases)                  4,869            (979)         9            3,890
Less:  Accumulated depreciation and amortization                  (2,532)            247          9           (2,285)
                                                              ----------       ---------                     -------
Net property and equipment                                         2,337            (732)                      1,605

Management services agreements, net                               20,581         (15,755)        10            4,826
Deferred income taxes                                              1,925                                       1,925
Assets to be disposed of                                             895            (895)        16
Notes Receivable                                                                     895         14              895
Other assets                                                         135             (14)         8              121
                                                              ----------       ---------                     -------
TOTAL ASSETS                                                  $   32,143       $ (13,913)                    $18,230
                                                              ==========       =========                     =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts payable                                         $      106       $      27       8,15          $   133
     Accrued liabilities                                           1,741            (220)         8            1,521
     Current maturities of notes payable and                         432             (53)        11              379
        capital  lease obligations
                                                              ----------       ---------                     -------
          Total  Current Liabilities                               2,279            (246)                      2,033
Notes payable                                                        651                                         651
Obligations under capital leases                                     542            (201)        11              341
Dividends payable                                                    735                                         735
Deferred income taxes                                              9,180          (5,436)        12            3,744
                                                              ----------       ---------                     -------
          Total Liabilities                                       13,387          (5,883)                      7,504
                                                              ----------       ---------                     -------
Commitments and contingencies                                         --              --                          --
Stockholders' Equity:
     Preferred stock                                                   3              --                           3
     Common stock                                                      7              --                           7
     Additional paid-in capital                                   49,316              --                      49,316
     Common stock to be issued                                                        --
     Accumulated deficit                                         (30,320)         (8,030)        13          (38,350)
     Treasury shares                                                (250)             --                        (250)
                                                              ----------       ---------                     -------
          Total Stockholders' Equity                              18,756          (8,030)                     10,726
                                                              ----------       ---------                     -------
TOTAL LIABILITIES AND STOCKHOLDERS'                           $   32,143       $ (13,913)                    $18,230
      EQUITY                                                  ==========       =========                     =======



   See notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                          INTEGRATED ORTHOPAEDICS, INC.
           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL
                                   STATEMENTS

Reference
Number                                                   Description
----------------------------------------------------------------------------------------------------------------
1.                The statements of operations and balance sheet for Integrated Orthopaedics, Inc. as of and for the year ended December 31, 1999, summarized from its December 31, 1999 Annual Report on Form
                  10-KSB.

2.                To remove Lancaster Orthopedic, P.C.'s ("LOG") and Front Range Orthopedic, P.C.'s ("FROC")
                  historical results of operations.

3.                To remove IOI Management Services of Pennsylvania's ("IOI of Pennsylvania") and IOI Management
                  Services of Colorado's ("IOI of Colorado") amortization expense for the Management Services
                  Agreements.

4.                To record pro forma interest income for the year ended December 31, 1999, on the FROC, FROC,
                  P.C. and Merritt Orthopaedics Associates, P.C.  ("Merritt") notes.

5.                To remove the interest expense associated with the capital leases assumed by LOG and FROC.

6.                To record the income tax benefit, after taking into effect the LOG transaction.

7.                To record the consideration received from LOG, FROC, and FROC P.C. for the sale of the accounts receivable, furniture, fixtures and equipment and the termination of the Management Services
                  Agreement and to record the settlement of the Merritt lawsuit.

8.                To remove LOG's assets and liabilities.

9.                To remove IOI of Pennsylvania's furniture, fixtures, equipment and accounts receivable.

10.               To remove IOI of Pennsylvania's Management Services Agreement as well as the related accumulated amortization.

11.               To remove IOI of Pennsylvania's capital lease obligation, which was assumed by LOG.

12.               To remove the deferred income tax liability associated with the LOG Management Services
                  Agreement.

                          INTEGRATED ORTHOPAEDICS, INC.
           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL
                                   STATEMENTS

Reference
Number                                            Description
-----------------------------------------------------------------------------------------------------------------
13.               To record the estimated loss on the sale as follows (Dollars in thousands) :


                        Cash Proceeds                                                             $3,955
                        Capital lease obligation assumed by LOG                                      255
                        Other                                                                        115
                                                                                                  ------
                        Total Consideration                                                        4,325
                                                                                                  ------
                          Legal and other closing cost                                                40
                          Write-off of  Management Services Agreement, Net                        10,320
                        Assets Sold:
                           Furniture, Fixtures, Equipment and Net Receivables                      1,995
                                                                                                  ------
                                                                                                  12,355
                                                                                                  ------
                        Pre-tax loss on sale                                                       8,030
                        Income tax benefit
                                                                                                  ------
                        Loss on Sale, net of tax                                                  $8,030
                                                                                                  ------

14.               To record the consideration associated with the FROC and Merritt transaction.
15.               To record accrual for legal costs related to the transaction.
16.               To reclass assets to be disposed of related to the FROC, LOG, and Merritt transactions to notes receivable and cash.
17.               To eliminate the impairment charge related to FROC and Merritt.